                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  March 3, 2003
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)

                            Tidel Technologies, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

       Delaware                           0-17288            75-2193593
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(State or Other Jurisdiction              (Commission        (IRS Employer
of Incorporation)                         File Number)       Identification No.)

5847 San Felipe, Suite 900, Houston, TX                         77057
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(Address of Principal Executive Offices)                     (Zip Code)

                                 (713) 783-8200
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.     Other Events.

            On March 3, 2003, Tidel Technologies,  Inc. (the "Company") issued a press release, set forth as Exhibit 99.1 to this Current Report, announcing that an order  had been  entered  by the  Supreme  Court of the  State of New York to dismiss the action previously  commenced by Montrose  Investments Ltd. on August
9, 2002 regarding the non-payment of the Company's $15 million principal amount,
6% Convertible Debentures due September 8, 2004.

            For additional  information,  reference is made to the press release attached hereto as Exhibit 99.1.

            Item 7.     Financial Statements and Exhibits.
                        ---------------------------------

            (c)         Exhibits
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                        Exhibit No.    Exhibits
                        -----------    --------

                        99.1           Press Release of Tidel Technologies, Inc.
                                       dated March 3, 2003.

                                       2

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TIDEL TECHNOLOGIES, INC.

Dated: March 3, 2003                         By: /s/ Leonard Carr
                                                 ------------------------
                                                 Name: Leonard Carr
                                                 Title:Vice President